UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019 (January 25, 2019)

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Franklin Street, Suite 700

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the consent solicitations with respect to certain proposed amendments to each of the indentures (the “Indentures”) governing Pandora Media, Inc.’s (“Pandora”) 1.75% Convertible Senior Notes due 2020 (the “2020 Notes”) and 1.75% Convertible Senior Notes due 2023 (together with the 2020 Notes, the “Notes”) commenced by Sirius XM Radio Inc. (“Sirius Radio”), a subsidiary of Sirius XM Holdings Inc. (“Sirius XM”) on January 18, 2019 and following the receipt of the requisite consents to adopt the proposed amendments to the indenture governing the 2020 Notes (the “2020 Notes Proposed Amendments”), on January 25, 2019, Pandora and Citibank, N.A., as trustee under the indenture governing the 2020 Notes (the “Trustee”), executed the First Supplemental Indenture, dated as of January 25, 2019 (the “2020 Notes First Supplemental Indenture”), to the indenture governing the 2020 Notes, dated as of December 9, 2015 (the “2020 Notes Indenture”), between Pandora and the Trustee, giving effect to the 2020 Notes Proposed Amendments. The 2020 Notes Proposed Amendments will expressly permit the transactions contemplated by our previously announced agreement and plan of merger and reorganization with Sirius XM (the “Acquisition”). The 2020 Notes Proposed Amendments also require Pandora to commence within 10 business days of the consummation of the Acquisition an offer to repurchase the 2020 Notes at a purchase price of 100% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the repurchase date.

The 2020 Notes First Supplemental Indenture became effective upon execution thereof, but the 2020 Notes Proposed Amendments will not become operative until satisfaction or waiver of the conditions to the consent solicitation with respect to the 2020 Notes, including that all conditions precedent to the closing of the Acquisition have been satisfied or waived at or prior to February 15, 2019 and payment of the consent fee, which Sirius Radio expects to occur on the closing date of the Acquisition.

The foregoing description of the 2020 Notes First Supplemental Indenture is not complete and is qualified in its entirety by reference to the 2020 Notes First Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference into this Item 1.01.

* * *

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius XM’s and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius XM’s or Pandora’s substantial competition, which is likely to increase over time; Sirius XM’s or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius XM’s or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius XM’s or Pandora’s customers; interference to Sirius XM’s or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued

effectiveness of those efforts are an important part of Sirius XM’s and Pandora’s business; consumer protection laws and their enforcement; Sirius XM’s or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius XM’s dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius XM’s or Pandora’s business; failure of Sirius XM’s satellites would significantly damage its business; the interruption or failure of Sirius XM’s or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius XM’s failure to comply with FCC requirements; modifications to Sirius XM’s or Pandora’s business plan; Sirius XM’s or Pandora’s indebtedness; Sirius XM’s studios, terrestrial repeater networks, satellite uplink facilities or Sirius XM’s or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius XM’s principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius XM’s common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius XM’s or Pandora’s business by third-party intellectual property rights; changes to Sirius XM’s dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius XM and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document

4.1	First Supplemental Indenture, dated as of January 25, 2019, between Pandora Media, Inc. and Citibank, N.A., as the trustee, relating to the 2020 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: January 31, 2019	By:	/s/ Stephen Bené
Stephen Bené
General Counsel and Corporate Secretary